UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported)      October 6, 2005


                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        1-9550                62-1691861
-------------------------------         -----------           ----------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)


          One Thousand Beverly Way
             Fort Smith, Arkansas                                72919
  ----------------------------------------                     ----------
  (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number including area code     (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

     On October 6, 2005, Beverly Enterprises, Inc. ("BEI") issued a press release announcing that its 2.75 percent Convertible Subordinated Notes due 2033 (the "Notes") continue to be eligible for conversion into BEI's common stock at a conversion rate of 134.1922 per $1,000 principal amount of Notes, or $7.45 per share. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

      (a)      Exhibits

       Exhibit No.       Exhibit
       -----------       -------
          99.1           Press Release


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2005           BEVERLY ENTERPRISES, INC.


                                  By: /s/Pamela H. Daniels
                                      ------------------------
                                  Name:   Pamela H. Daniels
                                  Title:  Senior Vice President, Controller and
                                          Chief Accounting Officer


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


                                  EXHIBIT INDEX

       Exhibit No.       Exhibit
       -----------       -------
          99.1           Press Release


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